SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 20, 2025

MAITONG SUNSHINE CULTURAL DEVELOPMENT CO., LIMITED

(Exact name of registrant as specified in its charter)

Nevada	0-56677	93-4332287
(State of other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room 202, Gate 6, Building 9, Yayuan, Anhui Beili

Chaoyang District, Beijing, China 100000

(Address of principal executive offices) (Zip Code)

86 (010) 6492-7946

(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 20, 2025 Maitong Sunshine Cultural Development, Inc. (“Maitong Sunshine”) signed a Consulting, Public Relations and Marketing Letter Agreement with StockVest of Celebration Florida. The Agreement has a term of six months, during which StockVest will launch a market awareness campaign for Maitong Sunshine and perform various public and investor relations services. In full compensation for StockVest’s services, Maitong Sunshine will issue to StockVest 500,000 restricted shares of Maitong Sunshine common stock on or prior to February 26, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAITONG SUNSHINE CULTURAL DEVELOPMENT CO., LIMITED

Dated: February 24, 2025	By:	/s/ Huang Fang
Huang Fang
Chief Executive Officer

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